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                                   FORM 8-K


                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 28, 1998


                                  ELECTROSCOPE, INC.
                                  ------------------
                (Exact name of Registrant as specified in its charter)

                                  ------------------

           Colorado                      0-28604                  84-1162056
-------------------------------   -----------------------     -----------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer No.)
        Incorporation)


                                   4828 Sterling Drive
                                    Boulder, CO  80301
                                   -------------------
                        (Address of principal executive office)

                                     (303) 444-2600
                                   ------------------
                             (Registrant's telephone number,
                                including area code)

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ITEM 5.  OTHER EVENTS

         1. As noted in the Registrant's most recent Form 10-QSB filing with the Securities and Exchange Commission, filed on August 14, 1998, the Registrant was notified by Nasdaq that it was not in compliance with the Nasdaq listing requirements.

         2. The Management of the Registrant has reviewed various options to bring the Registrant into compliance with Nasdaq's requirement that the market value of the public float of the Registrant's Common Stock be greater than or equal to $5,000,000.

         3. The Management of the Registrant has determined that none of the alternatives available to the Registrant would be likely to lead to a situation in which the Nasdaq listing requirements could be met.

         4. The Management of the Registrant therefore believes that the Registrant will be delisted from the Nasdaq National Market System on October 12, 1998, and will become automatically eligible for trading on the Nasdaq Bulletin Board.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ELECTROSCOPE, INC.


                                       By: /s/ Karl D. Hawkins
                                          ---------------------------
                                          Chief Financial Officer

Date:  September 29, 1998